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                                                                   EXHIBIT 10.26


                               DATED 12 JULY 2000






                    (1) METACREATIONS INTERNATIONAL LIMITED

                  (2) PIVOTAL TECHNOLOGIES CORPORATION LIMITED






         --------------------------------------------------------------

                      ASSIGNMENT OF PART OF GROUND FLOOR,
                     WILSON HOUSE, FENIAN STREET, DUBLIN 2

         --------------------------------------------------------------






                            MATHESON ORMSBY PRENTICE
                               30 HERBERT STREET
                                    DUBLIN 2
                                    IRELAND

                              TEL +353 1 619 9000
                              FAX +353 1 619 9010

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THIS ASSIGNMENT is made on 12 JULY 2000 between

(1) METACREATIONS INTERNATIONAL LIMITED having its registered office at 2 Harbourmaster Place, Custom House Dock, Dublin 1 (hereinafter called the "Vendor" which expression shall where the context so admits or requires include it successors and assigns):

(2) PIVOTAL TECHNOLOGIES CORPORATION LIMITED having its registered office at 30 Herbert Street (hereinafter called the "PURCHASER" which expression shall where the context so admits or requires include its successors and assigns)

WHEREAS

A. By Lease (the "LEASE") dated 22 September 1999 between (1) The HW Wilson Company Inc. and (2) The Vendor, the premises (the "PREMISES") described in the Schedule hereto were demised unto the Vendor for the period commencing on 22 August 1999 and expiring on 21 August 2001 (the "TERM") subject to the yearly rent of IEP76,420.00 (the "RENT") and to the covenants on the part of the tenant and conditions therein contained.

B. The Vendor has agreed with the Purchaser for the sale to the Purchaser of the Premises for IEP25,500.00

NOW THIS ASSIGNMENT WITNESSETH

1. That in pursuance of the said agreement and in consideration of IEP25,500.00 (Twenty Five Thousand Five Hundred Irish Pounds) now paid by the Purchaser to the Vendor (the receipt of which the Vendor hereby acknowledges) the Vendor as beneficial owner hereby GRANTS AND ASSIGNS unto the Purchaser the Premises TO HOLD the same unto and to the use of the Purchaser for all the residue unexpired of the Term SUBJECT to the Rent and to the covenants on the part of the tenant and the conditions contained in the Lease.

2. The Purchaser hereby covenants with the Vendor to pay the Rent and observe and perform the covenants on the part of the tenant and conditions contained in the Lease and to indemnify and keep indemnified the Vendor against all actions, costs, claims and demands arising out of the non-payment of the Rent or any part thereof or the breach, non-observance or non-performance of the said covenants and conditions or any of them.

IT IS HEREBY CERTIFIED

1.   That the Premises is situate the City of Dublin.

2. That the consideration (other than rent) for the sale is wholly attributable to property which is not residential property and that the transaction effected by this instrument does not form part of a larger transaction or of a series of transactions in respect of which the amount or value or aggregate amount or value of the consideration (other than rent) which is attributable to property which is not residential property exceeds L50,000.00.

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3.   That Section 29 (Conveyance on Sale combined with Building Agreement for dwellinghouse/apartment) of the Stamp Duties Consolidation Act, 1999 does not apply to this instrument.

IN WITNESS WHEREOF the parties have duly executed this Assignment on the date first written above.

                                    SCHEDULE

ALL THAT part of the ground floor of Wilson House, Fenian Street, Dublin 2 as is more particularly described in and demised by a supplemental lease (the "SUPPLEMENTAL LEASE") dated 11 June 1996(1) Dwale Limited (2) The HW Wilson Company Inc. and coloured yellow on the map annexed thereto for identification purposes only together with the right to the exclusive use of two car parking spaces as designated from time to time by the landlord therein for use by the tenant therein within the curtilage of Wilson House together with all necessary rights of access thereto in common with all others entitled to such access and where appropriate with the benefit of the rights mentioned in the lease (the "HEAD LEASE") dated 29 October 1992(1) Dwale Limited(2) The HW Wilson Company Inc. and the Supplemental Lease and where appropriate subject to the rights of others mentioned in the Head Lease.

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SIGNED FOR AND ON BEHALF
of METACREATIONS INTERNATIONAL
LIMITED by its lawfully appointed Attorney
LISA DOYLE in the presence of:                    /s/ Lisa Doyle







PRESENT WHEN THE COMMON SEAL
of PIVOTAL TECHNOLOGIES CORPORATION
LIMITED was affixed hereto:                       _____________________________
                                                  Director



                                                  _____________________________
                                                  For Matsack Trust Limited
                                                  Secretary



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                                                DATED 12 JULY 2000






                                        (1) METACREATIONS INTERNATIONAL
                                                    LIMITED

                                      (2) PIVOTAL TECHNOLOGIES CORPORATION
                                                    LIMITED








                                     ---------------------------------------

                                       ASSIGNMENT OF GROUND FLOOR, WILSON
                                         HOUSE, FENIAN STREET, DUBLIN 2

                                     ---------------------------------------






                                             MATHESON ORMSBY PRENTICE
                                                30 HERBERT STREET
                                                     DUBLIN 2
                                                     IRELAND

                                               TEL + 353 1 619 9000
                                               FAX + 353 1 619 9010

THIS SUB-LEASE dated the 22nd day September 1999

BETWEEN

(1) THE H. W. WILSON COMPANY INC. having its principal office at 950 University Avenue, Bronx, New York 10452, USA and with an address at Wilson House, Fenian Street in the City of Dublin (hereinafter called "the Landlord" which expression shall include whoever for the time being owns the interest in the property which gives the right to possession of it when this lease ends)

AND

(2) METACREATIONS INTERNATIONAL LIMITED having its registered office at 2 Harbourmaster Place, Custom House Dock, Dublin 1 (hereinafter referred to as "the Tenant" which expression shall include whoever for the time being is entitled to the property under this lease)

1       In this lease:

        1.1 Whenever there is more than one tenant, all their obligations can be enforced against all of the tenants jointly and against each individually;

        1.2 A reference to an Act of the Oireachtas refers to that Act as it applies at the date of this lease and any later amendment or re-enactment of it;

        1.3 "Interest" means the rate of interest defined as the prescribed rate in the Head Lease as hereinafter defined;

        1.4 Any obligation to pay money refers to a sum exclusive of value added tax ("VAT") and any VAT charged on it is payable in addition;


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2       "The Head Lease" means the lease dated 29th of October 1992 and made between Dwale Limited (the "Superior Landlord") of the one part and the Landlord of the other part together with "Supplemental Lease" (herein after separately called the Supplemental Lease) dated 11th June, 1996 made between the same parties.

3       In exchange for the obligations undertaken by the Tenant:-

        3.1 The Landlord lets the property described below ("the Property") to the Tenant for the period commencing on the 22nd day of August 1999 and expiring on the 21st day of August 2001 (subject to the option to renew contained in clause 6.1 hereof) on the Tenant agreeing to pay (pound)76,420 a year ("the Basic Rent") and as further rent ("insurance rent") the entire of the sums the Landlord spends each year during the lease period as required by the Supplemental Lease to reimburse the Superior Landlord for the cost of insuring the Property.

        3.2 The Property is that part of the Ground Floor of Wilson House, Fenian Street, Dublin 2 as is more particularly described in and demised by the Supplemental Lease and coloured yellow on the map annexed hereto for identification purposes only together with the right to the exclusive use of two carparking spaces as designated from time to time by the Landlord for use by the Tenant within the cartilage of Wilson House together with all necessary rights of access thereto in common with all others entitled to such access and where appropriate with the benefit of the rights mentioned in the Head Lease and where appropriate subject to the rights of others mentioned in the Head Lease.

4       The Tenant agrees with the Landlord:-



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        4.1     To pay the Basic Rent by equal quarterly instalments in advance on the days appointed for payment of rent under the Head Lease in each year throughout the lease period (the first and last payments being proportionate sums if appropriate, the first payment being made on the date of this lease);

        4.2 To pay the insurance rent on the next quarter day after being notified of the amount of it.

        4.3 To pay the entire of the service charge payable by the Landlord under the Supplemental Lease. Each instalment is due as soon as the Landlord gives the Tenant notice, accompanied by reasonable evidence of the amount payable under the Supplemental Lease, provided always that it is hereby agreed and declared by between the parties hereto that the Tenant shall not be obliged to contribute towards the replacement or major repair of the exterior fabric of the building or the plant and machinery and the Tenant's liability hereunder shall be reduced accordingly where appropriate.

        4.4 Not to reduce any payment of rent by making any deduction from it or by setting any sum off against it.

        4.5 To pay and indemnify the Landlord against all existing and future rates, taxes, duties, charges, assessments, impositions and outgoings whatsoever (whether parliamentary, parochial, local or of any other description and whether or not of a capital or non-recurring nature or of a wholly novel character) which now are or may at any time during the term be charged, levied, assessed or imposed upon or payable in respect of the Property (including the car spaces) or upon the owner or



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        occupier of them (excluding any tax payable by the Landlord occasioned by any disposition of or dealing with the reversion of this Lease or any other Landlord's Capital Tax).

4.6 To pay Interest on any rent or other sum payable hereunder which is paid more than fourteen days after it falls due.

4.7 To comply with the obligations, so far as they relate to the Property, undertaken in the Head Lease by the person named in it as tenant, except the obligation to pay rent.

4.8 Not at any time to assign transfer underlet or part with or share the possession or occupation of the Property or any part thereof or suffer any person to occupy the Property or any part thereof as a licensee without the prior consent in writing of the Landlord and (without prejudice to the provisions of Clause 4.7 hereof and for the purposes of clarification only) by the Superior Landlord.

4.9 To pay the stamp duty payable on this lease and counterpart and any VAT payable on the granting of this lease.

4.10 The Tenant shall not knowingly do, omit, suffer or permit in relation to the Property any act or thing which would or might cause the Landlord to be in breach of the Head Lease or which if done, omitted or suffered or permitted by the Landlord would or might constitute a breach of the covenants on the part of the tenant and the conditions contained in the head Lease.


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        4.11    The Tenant shall permit the Landlord and all persons authorised by the Landlord (including agents, professional advisers, contractors, workmen and others) upon reasonable notice (except in the case of emergency) to enter upon the Property for any purpose which is necessary to enable the Landlord to comply with the covenants and the conditions contained in the Head Lease insofar as the Tenant does not expressly covenant to observe and perform the same or insofar as they relate to premises not hereby demised but otherwise contained in the Head Lease and the Landlord in so doing shall exercise all reasonable care.

5       The Landlord agrees with the Tenant:-

        5.1 So long as the Tenant does not contravene any term of this lease to allow the Tenant to exclusively possess and use the Property without interference from the Landlord, anyone who derives title from, or Trustee for, the Landlord or anyone from whom the Landlord derives title.

        5.2 To comply with its obligations where appropriate and pay the rents and other sums payable under the Head Lease promptly.

        5.3 To take all reasonable steps to enforce promptly the obligations undertaken by the Superior Landlord in the Head Lease including without prejudice to the generality of the foregoing to use all reasonable endeavours to procure the provision of the services by the Superior Landlord under the Head Lease and to procure evidence of the calculation of the Service Charge when requested.



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6       The parties agree:

        6.1 The Tenant, if it wishes to remain in occupation of the Property for a further one year at the expiration of the term herein, must, not less than six months prior to the expiration of the term herein, serve a notice in writing on the Landlord expressing its wish to remain in the Property for a further year. If the Landlord is agreeable, the Landlord shall notify the Tenant of its agreement to allow the Tenant to remain in occupation of the Property for one year after the expiration of the term subject to the same terms, covenants and conditions contained in this Sub-Lease save the option to renew herein. If the Landlord is not agreeable then the Landlord shall notify the Tenant that it is not prepared to allow the Tenant to remain in occupation after the expiration of the term herein and in such event the Tenant shall vacate the Property by the date of expiry of the term herein and in accordance with its obligations hereunder so to do.

        6.2 The Landlord is entitled to forfeit this Lease by entering any part of the Property whenever the Tenant:-

                6.2.1 is twenty one days late in paying any rent even if it was not formally demanded; provided that Landlord has given Tenant at least five days written notice with an opportunity to cure;

                6.2.2 has not complied with any obligation in this Lease, provided that Landlord has given Tenant at least five days written notice with an opportunity to cure;

                6.2.3 when the Tenant being an individual is adjudicated bankrupt or compounds or arranges with its creditors



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                6.2.4   when a company goes into liquidation unless that is
                        solely for the purpose of amalgamation or reconstruction when solvent or it permits or suffers a receiver to be appointed over its assets.

                The forfeiture of this Lease does not cancel any outstanding obligation which the Tenant owes the Landlord.

        6.3 During any period not exceeding three years when all or part of the Property cannot be put to its accustomed use because of damage to the Property or the Building or to its essential accesses from an insured risk as defined in the Head Lease the Basic Rent is to be cancelled or reduced as appropriate unless or to the extent that the insurers do not pay under the policy because of something done or not done by the Tenant. Any dispute whether and how this clause applies is to be referred to arbitration.

        6.4 Any disputed matter referred to arbitration under this lease is to be decided by arbitration under the Arbitration Acts 1954 to 1980 by a single arbitrator appointed by the parties to the dispute. If they do not agree on that appointment the then President of the Incorporated Law Society of Ireland may appoint the arbitrator at the request of any party.

        6.5 Any notices requiring to be served on the Tenant hereunder shall be validly served if left addressed or sent by post to the Tenant (or if there shall be more than one of them to any one or more of them: at the Property or at the last known address or addresses of the Tenant or any of them in the Republic of Ireland and any notice required to be served on the Landlord shall be validly served if left or posted to the registered office of the Landlord and any such notice may be served by the



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        Landlord's servants and agents and be served on the Tenant's servants or agents.

IN WITNESS whereof the parties hereto have caused their Common Seals to be affixed the day and year first herein written.


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


PRESENT when the Common Seal of the )
Landlord was affixed hereto:-       )


/s/ WILLIAM V. JOYCE, V.P.
-----------------------------------
William V. Joyce, V.P.



PRESENT when the Common Seal of the )
Tenant was affixed hereto:-         )



/s/ TERRY KINNINGER
-----------------------------------
Terry Kinninger, Director



/s/ JOHN HARTNETT
-----------------------------------
John Hartnett, Director



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                              [GROUND FLOOR PLAN]

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                      Dated the 22nd day of September 1999


                            THE H. W. WILSON COMPANY
                                      INC.

                                                                        One Part

                                    - AND -


                                 METACREATIONS
                             INTERNATIONAL LIMITED
                                                                      Other Part



                                   SUB-LEASE



                                   ARTHUR COX
                                   Solicitors
                                Earlsfort Centre
                               Earlsfort Terrace
                                    Dublin 2